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                                                                 EXHIBIT 10.15

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              INSURANCE COVERAGE FOR THE BENEFIT OF BANK    6517346889

TO:      INSURANCE AGENT                                          OWNER:


                                                                        NUTECH DIGITAL, INC.
                                                                        -----------------------------------
Policy Number                                                     Name


                                                                        7900 GLORIA AVENUE
                                                                        -----------------------------------
Telephone Number                                                  Address


                                                                         VAN NUYS, CA 91406
                                                                       ------------------------------------
Insurance Company Name                                               City  State Zip Code


--------------------------------------
Insurance Agent's Name

--------------------------------------
Address

--------------------------------------
City           State        Zip Code

As set forth below, this is a request and authorization that you name "U.S. BANK N.A." (the "Bank") as "Lenders Loss Payee" and/or "Mortgagee Payee" under our property coverage from
 (insert name of insurance company) as follows:

                       [FILL OUT THE APPROPRIATE SECTIONS]

|X| Lenders Loss Payee on all our tangible personal property in the minimum amount of $640, 000.00         and on
                                                                                       -------------------
any Business Interuption  Insurance we have bound.

[ ] Lenders Loss Payee on that equipment described below or on the attached sheet in the minimum amount of $
                                                                                                            ------------

[ ] Lenders Loss Payee on motor vehicles up to their insurable value, as described below or on the attached sheet.

------------------------------                    ------------------               ----------------
              Year                                     Make                               Model
         VIN/Serial Number

------------------------------                    ------------------               ----------------
              Year                                     Make                               Model
         VIN/Serial Number

[ ] Mortgagee Payee on real estate at the following locations with coverage in the amounts specified:


-------------------------            $_________________________________________________________________________________
    Address                                                                                        City    State
Amount of Coverage



-------------------------            $_________________________________________________________________________________
    Address                                                                                        City    State
Amount of Coverage



-------------------------            $_________________________________________________________________________________
    Address                                                                                        City    State
Amount of Coverage



The Bank will require a binder or certificate showing such coverage and listing the Bank as LENDERS LOSS PAYEE and/or MORTGAGEE PAYEE as stated above, or, alternatively, please provide the Bank with language from the policy showing its "Lender Loss Payee" and/or "Mortgagee Payee" coverage. Such coverage should insure that the Bank is paid in the event of loss despite any neglect on our part, and that the Bank is given prior notice of cancellation.

Lastly, the Bank requires that there be no other loss payee and/or/mortgagee payee on its collateral without its consent. If there presently exists any other loss payee and/or mortgagee payee on such collateral, please itemize such parties and their insured collateral on a separate attachment.

Please send the binder/certificate and any applicable loss payee/mortgagee list to:     U.S. BANK N.A.
                                                                                        ---------------------

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Attn:  Corporate Loan Servicing Center-

 Commercial Collateral

#6517346889

P.O. BOX 5308

PORTLAND, OR 97228-5308

Please direct any questions regarding this request to                                   .   Thank   you  for   your
                                                      -----------------------------------
assistance.


NUTECH DIGITAL, INC.
--------------------------------------------------------------

 (Owner Name)


By:
    ----------------------------------------------------------------------------

(Owner's Signature)

LEE KASPER
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Name and Title: PRESIDENT / SECRETARY

(For Company Only)
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